Exhibit 99.1

Digital Ally Announces Reverse Stock Split

Lenexa, KS | February 7, 2023 Digital Ally, Inc. (NASDAQ: DGLY) (the “Company”), a market leader for advanced video solutions, revenue cycle management, and live event production and ticketing, today announced a 1-for-20 reverse split (the “Reverse Stock Split”) of the Company’s common stock (the “Common Stock”). On February 6, 2023, the Company filed a certificate of amendment to the Company’s articles of incorporation, as amended, with the Secretary of State of the State of Nevada to effect the Reverse Stock Split. The Company anticipates that the Common Stock will begin trading on the Nasdaq Capital Market (“Nasdaq”) on a split-adjusted basis at the start of trading on February 8, 2023 and will have a new CUSIP number of 25382T200.

At the Company’s annual meeting of stockholders (the “Annual Meeting”) held on December 7, 2022, the Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of its common stock at a ratio within the range of one-for-five (1:5) to one-for-twenty (1:20), as determined by the Company’s Board of Directors. On January 13, 2023, the Company’s Board of Directors approved the one-for-twenty Reverse Stock Split.

Information to Stockholders

Securities Transfer Corporation, the Company’s transfer agent, will send instructions to stockholders of record who hold stock certificates regarding the exchange of certificates for Common Stock. Stockholders who hold their shares of Common Stock in book-entry form or in brokerage accounts or “street name” are not required to take any action to effect the exchange of their shares of Common Stock following the Reverse Stock Split. Securities Transfer Corporation may be reached for questions at (469) 633-0101.

About Digital Ally

Digital Ally Companies (NASDAQ: DGLY) through its subsidiaries, is engaged in video solution technology, human & animal health protection products, healthcare revenue cycle management, ticket brokering and marketing, event production and jet chartering. Digital Ally continues to add organizations that demonstrate the common traits of positive earnings, growth potential, innovation and organizational synergies.

For additional news and information please visit www.digitalally.com or follow Digital Ally Inc. social media channels here:

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Contact Information

Stanton Ross, CEO

Tom Heckman, CFO

Digital Ally, Inc.

913-814-7774

info@digitalallyinc.com

This press release contains forward-looking statements, which are not historical facts, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions and include statements regarding the expected closing date of the offering. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of risks and uncertainties including, but not limited to, the date that trading of the post-split Common Stock will begin on a split-adjusted basis, the Company’s ability to regain compliance with the Nasdaq Listing Standards and maintain the listing of its securities on Nasdaq, which may cause the Company’s actual results, and other risks impacting Digital Ally’s business, such as, current macroeconomic uncertainties associated with the COVID-19 pandemic, Digital Ally’s ability to predict the timing of design wins entering production and the potential future revenue associated with Digital Ally’s design wins; Digital Ally’s rate of growth; Digital Ally’s ability to predict customer demand for its existing and future products and to secure adequate manufacturing capacity; consumer demand conditions affecting Digital Ally’s customer’s end markets; Digital Ally’s ability to hire, retain and motivate employees; the effects of competition, including price competition; technological, regulatory and legal developments; developments in the economy and financial markets and other risks as may be more fully described in the Company’s filings with the Securities and Exchange Commission. The information in this press release is provided only as of the date of this press release, and Digital Ally undertakes no obligation to update any forward-looking statements contained in this press release based on new information, future events, or otherwise, except as required by law. Digital Ally disclaims any obligation to update these forward-looking statements.